Receivables and payables	12 Months Ended
Dec. 31, 2019
Subclassifications Of Assets Liabilities And Equities [Abstract]
Receivables and payables

5. Receivables and payables

As at December 31, 2019 and 2018, other receivables consist mainly of reimbursements to be received from third parties, including VAT, insurance premiums and shared-costs of research and development studies, and other payables and other current liabilities include mainly costs of clinical services. All receivables and payables are due from and to third parties and carried at amortized cost.

All payables have a contract maturity within one year.